ANT76

EXHIBIT 10.36

AMENDMENT #1 TO EMG AUTHORIZED TECHNOLOGY PARTNER AGREEMENT #ANT76
by and between
ELECTRO RENT CORPORATION
and
AGILENT TECHNOLOGIES, INC.
WITH AN EFFECTIVE DATE OF JUNE 1, 2014

EMG Authorized Technology Partner Agreement#ANT76 between Electro Rent Corporation and Agilent Technologies, Inc. ("Agilent") is hereby amended as follows:

1)
The attached Keysight Authorized Technology Partner Insignia and Keysight Corporate Signature Exhibit (Exhibit 116) is hereby incorporated into the Agreement. Authorized Technology Partner is NOT authorized and shall not use any Keysight Marks as defined in Exhibit 116 prior to August 1 2014.

2)
We are including the Keysight Insignia exhibit in your agreement now to provide authorization for use of such insignias/marks on or after August 1, 2014. Authorized Technology Partner is authorized to use the Agilent Insignia until the next contract renewal or anniversary date. Information regarding use of the Agilent Insignia and transition to and use of the new Keysight Insignia will be included within the training materials provided by the sales channel/account manager.

ALL OTHER TERMS AND CONDITIONS OF AGREEMENT #ANT76
REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT

Effective this 1st day of August, 2014

ELECTRO RENT CORPORATION /s/ Steve Markheim Authorized Signature Steve Markheim Name President Title 6060 Sepulveda Blvd. Van Nuys, CA 91411. Address	AGILENT TECHNOLOGIES, INC. /s/ Ginger Davis Authorized Signature Ginger Davis Name Contracts Specialist Title 9780 S. Meridian Blvd. Englewood, CO 80112 Address

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ANT76
KEYSIGHT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND KEYSIGHT CORPORATE SIGNATURE EXHIBIT Exhibit 116

WHEREAS, Keysight Technologies, Inc. (“Keysight") is the owner of all right, title and interest in and to the Keysight trademarks/service marks referenced in this Exhibit 116.
WHEREAS, Electro Rent Corporation ("Participant”) wishes to use the below Insignia and the Keysight Corporate Signature (“Authorized Keysight Marks") in connection with the Program outlined in the Referenced Agreement.
Therefore, the purpose of this Exhibit is to provide Keysight Authorized Technology Partner with a right to use an insignia that identifies them as such, and the Keysight Corporate Signature under conditions that properly protect Keysight's Trade Marks.

1.	DEFINITIONS

a.	"Referenced Agreement” means Agreement No.ANT76 effective June 1, 2014 between Keysight Technologies, Inc. and Participant, of which this Exhibit is a part.

b.	"Program" means the Keysight program under which Participant has been admitted as an Authorized Technology Partner by written notice.

c.	"Authorized Products” means Keysight products identified and authorized in the Referenced Agreement.

d.
"Authorized Services" means distribution and other types of services Participant is authorized by the Referenced Agreement to provide with respect to the Authorized Products (including as applicable materials used in the advertising, promotion and sale of such Products or services).

e.	"Insignia” means the insignia shown below (which Keysight may amend from time to time):

f.	"Keysight Corporate Signature" means the Keysight Mark shown below.

g.
“Keysight Mark" means any trademark, trade name, logo or insignia, including the Insignia, owned by Keysight Technologies. Inc. (“Keysight") or any of its subsidiaries (collectively, with their parent, the “Keysight Companies").

2.	INSIGNIA AND KEYSIGHT CORPORATE SIGNATURE OWNERSHIP

Participant acknowledges that the Authorized Keysight Marks are trademarks of Keysight and that they will remain the sole property of Keysight. Participant's right to use the Authorized Keysight Marks arises solely by virtue of this Exhibit, and Participant will acquire no rights in the Authorized Keysight Marks through use. Participant agrees not to attack or challenge the validity of the Authorized Keysight Marks as a trademark, Keysight's ownership thereof, or Keysight's right to control the use of the Authorized Keysight Marks. Participant agrees that any use it makes of the Authorized Keysight Marks will inure to the benefit of Keysight.

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ANT76
KEYSIGHT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND KEYSIGHT CORPORATE SIGNATURE EXHIBIT Exhibit 116

3.	AUTHORIZATION

Participant is authorized to use the Authorized Keysight Marks (the “Authorization”) solely in connection with the Authorized Services, and pursuant to and in compliance with the Referenced Agreement. Participant will not use the Authorized Keysight Marks other than in connection with the Authorized Services. Participant will comply with all provisions in this Exhibit and the Referenced Agreement as well as the Authorized Channel Partner Identity Standards published at http://www.keysight.com/find/channelbrand (Username Kprtnr4k, Password: ez4U2brnd), and all rules, standards or guidelines promulgated from time to time by Keysight for the display and use of the Authorized Keysight Marks. Participant will at all times use the Authorized Keysight Marks in good taste and will refrain from using it in a manner that would bring the Keysight Companies into disrepute. Participant will not use the Authorized Keysight Marks in a manner that is likely to confuse consumers as to the nature or extent of its relationship with the Keysight Companies. This Exhibit does not authorize Participant to use any other Keysight Mark in connection with the Authorized Services. Participant will promptly report to Keysight any unauthorized use of Keysight Marks that comes to

Participant's attention. Participant will not incorporate the word KEYSIGHT into its domain or business names. Any change or addition to the scope or duration of this Authorization must be in writing and must be signed by an authorized representative of Keysight.

4.	QUALITY STANDARD

Participant agrees to maintain at least the same level of quality for the Authorized Services as it maintained when the Participant qualified for the Program, and to comply with all standards set by the Keysight Companies from time to time for inclusion in the program (taken together, the “Quality Standards”). Participant understands that Keysight will from time to time evaluate the Authorized Services for compliance with the Quality Standards, including surveying Participant's customers, and Participant agrees to cooperate with Keysight in any such evaluation. Any time that, in Keysight's sole judgment and absolute discretion, the Authorized Services fail to meet the Quality Standards, Keysight may immediately terminate the Authorization.

5.	TERMINATION

Keysight may terminate or suspend the foregoing Authorization (i) at will upon thirty {30} days prior written notice in the event Keysight suspends or changes the Program or (ii) immediately upon written notice to Participant if Participant fails to comply with any of the provisions of this Exhibit or any of the rules or standards promulgated by Keysight for the use of the Authorized Keysight Marks. This Authorization will automatically terminate upon the termination of tie Referenced Agreement. Upon any termination of the Authorization, Participant will immediately cease use of the Authorized Keysight Marks. Without limiting the foregoing, Participant agrees to remove the Authorized Keysight Marks from any and all products and materials in Participant's possession or Control, and to replace any products or materials that bear the Authorized Keysight Marks that are still in the hands of any distributors or other resellers with products and materials that do not bear the Authorized Keysight Marks. Participant agrees the: any unauthorized use of the Authorized Keysight Marks will cause irreparable harm to Keysight, for which damages would not be an adequate remedy, and agrees not to contest the entry of an immediate injunction should Participant engage in any such unauthorized use.

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ANT76
KEYSIGHT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND KEYSIGHT CORPORATE SIGNATURE EXHIBIT Exhibit 116

6.	APPROVALS

Participant will, upon request by a Keysight Company, submit to the requesting party for its prior approval any and all proposed uses for the Authorized Keysight Marks. Any failure by the Keysight Company to object to a particular use or omission by Participant will not be construed as a waiver of the right to object to or require changes in such use or omission in the future, nor will it be construed as an approval of such use or omission.

7.	REGISTRATIONS

Participant will cooperate with Keysight in making or facilitating any governmental registrations or submissions that are necessary to protect the Authorized Keysight Marks and Keysight’s ownership thereof, including, but not limited to, registration of Participant as a Registered User of the Authorized Keysight Marks. Upon termination of this Exhibit, Participant will cooperate with Keysight in the revocation of any such registration.

8.	LEGAL RELATIONSHIP

Participant's relationship with the Keysight Companies will be that of an independent contractor. Neither party will have, nor represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied on behalf of the other party. Nothing stated in this Exhibit will be construed as creating a legal partnership between Participant and the Keysight Companies, or as creating the relationship of employer and employee, master and servant or principal and agent between or among the parties.

AGREED TO: Participant: Electro Rent Corporation /s/ Steve Markheim Authorized Representative Signature Name: Steve Markheim Title: President Date: June 16, 2014	AGREED TO: Keysight Technologies, Inc. /s/ David Propp Authorized Representative Signature Name: David Propp Title: Keysight Americas Contracts Manager Date: 1-August-2014

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